UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 17, 2020

PIONEER ENERGY SERVICES CORP.
(Exact name of registrant as specified in its charter)

Texas	1-8182	74-2088619
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1250 N.E. Loop 410, Suite 1000 San Antonio, Texas	78209
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (855) 884-0575
_________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
❑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
❑ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act
Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ❑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ❑
_________________________________________

Item 5.02(e) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The Board of Directors (the “Board”) of Pioneer Energy Services Corp. (the “Company”) has appointed Matthew S. Porter, a current member of the Board, to serve as Interim Chief Executive Officer effective July 17, 2020. Mr. Porter succeeds Wm. Stacy Locke, who resigned his officer and director positions with the Company, also effective July 17, 2020.
Mr. Porter, age 44, has served on the Board since May 29, 2020. He is a founding partner at Activos, LLC, a consulting company in the domestic and international oilfield service industry and Allied Industrial Partners, an investment firm that focuses on investments in manufacturing, distribution, energy and industrial service companies. From August 2016 to September 2018, he was the chief executive officer, president and a director at Xtreme Drilling Corp., where he previously served as president and chief financial officer from April 2015 to August 2016 and as chief financial officer from August 2011 to April 2015. Prior to that, he served as the chief financial officer at Bronco Drilling Company from January 2010 to June 2011. Mr. Porter started his career at BOK Financial Corp. as a portfolio manager. He received his M.B.A. and B.B.A. from the University of Oklahoma.
In connection with his appointment as Interim Chief Executive Officer, the Company entered into a consulting arrangement with Mr. Porter (the “Consulting Agreement”) pursuant to which: (i) he will serve as Interim Chief Executive Officer for 90 days unless the Company and Mr. Porter agree to extend the term of the Consulting Agreement; (ii) he will receive a monthly cash consulting fee of $35,000; and (iii) the Company will reimburse him for all reasonable travel and other expenses incurred in connection with his service as Interim Chief Executive Officer. Mr. Porter will not be considered an employee of the Company and will not receive any additional compensation from the Company in connection with his service as Interim Chief Executive Officer.
Mr. Porter will continue to serve on the Board, but in connection with his appointment as Interim Chief Executive Officer, he resigned from the committees of the Board on which he served. During the term of his appointment as Interim Chief Executive Officer, Mr. Porter will continue to receive compensation for his service as a member of the Board in accordance with any non-employee director compensation policy adopted by the Board.
There are no family relationships between Mr. Porter and any director or executive officer of the Company, and Mr. Porter has no direct or indirect material interest in any related party transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
The Company has entered into a Separation Agreement and Release with Mr. Locke (the “Separation Agreement”) which, in accordance with the Company’s Key Employee Severance Plan, provides for certain payments in consideration of his release of claims in favor of the Company and to various restrictive covenants, including a 12-month non-compete and a 12-month nonsolicit of employees and customers. Under the Separation Agreement, Mr. Locke will receive: (i) cash severance in the aggregate amount of $1,654,375, of which $150,000 will be paid within five calendar days of the date on which his release of claims becomes effective and irrevocable but in no event before July 31, 2020, $384,250 will be paid on October 31, 2020, $378,813 will be paid on January 31, 2021, $373,375 will be paid on April 30, 2021, and $367,938 will be paid on July 31, 2021; (ii) immediate vesting of the retention bonus he received on September 10, 2019; and (iii) Company-paid COBRA premiums for up to eighteen months following his separation date and continued life insurance benefits for 12 months following his separation date. The Separation Agreement also provides for the grant of an equity award to Mr. Locke, as contemplated by the Company’s comprehensive plan for emergence from bankruptcy. This equity award covers 90,000 shares of restricted stock that will become vested on the date on which Mr. Locke’s release of claims becomes effective and irrevocable.
The foregoing descriptions of Mr. Porter’s Consulting Agreement and Mr. Locke’s Separation Agreement are only summaries and do not purport to be a complete description of the terms and conditions under those agreements, and such descriptions are qualified in their entirety by reference to the full texts of the Consulting Agreement and the Separation Agreement, copies of which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.
On July 22, 2020, the Company issued a press release announcing the departure of Mr. Locke and appointment of Mr. Porter. A copy of the press release is being furnished as Exhibit 99.1 hereto and is incorporated by reference herein.
The information furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of such section, and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, unless specifically identified therein as being incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1	Consulting Agreement, dated as of July 17, 2020, by and between Pioneer Energy Services Corp. and Matthew S. Porter.
10.2	Separation Agreement and Release, dated as of July 17, 2020, by and between Pioneer Energy Services Corp. and Wm. Stacy Locke.
99.1	Press Release, dated July 22, 2020

Cautionary Statement Regarding Forward-Looking Statements
Statements contained in this press release that express a belief, expectation or intention, as well as those that are not historical fact, are forward-looking statements made in good faith that are subject to risks, uncertainties and assumptions. These forward-looking statements are based on our current beliefs, intentions, and expectations. Any statements that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions, future events or performance (often, but not always identifiable by the use of the words or phrases such as “will result,” “expects to,” “will continue,” “anticipates,” “plans, “intends,” “estimated,” “projects,” and “outlook”) are not historical facts and may be forward-looking and, accordingly, such statements involve estimates, assumptions and uncertainties which could cause actual results to differ materially from those expressed in these forward-looking statements. Our actual results, performance or achievements could differ materially from those we express in the foregoing discussion as a result of a variety of factors, including the effects of our bankruptcy on our business and relationships, the concentration of our equity ownership following bankruptcy, the application of fresh start accounting, and the effect of the coronavirus (COVID-19) pandemic on our industry. We have discussed many of these factors in more detail in our Annual Report on Form 10-K for the year ended December 31, 2019, as amended by Form 10-K/A for the year ended December 31, 2019, and in our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2020, including under the heading “Risk Factors” in Item 1A. These factors are not necessarily all the important factors that could affect us. Other unpredictable or unknown factors could also have material adverse effects on actual results or matters that are the subject of our forward-looking statements. All forward-looking statements speak only as of the date on which they are made and we undertake no obligation to publicly update or revise any forward-looking statements whether as a result of new information, future events or otherwise. We advise readers that they should (1) recognize that important factors not referred to above could affect the accuracy of our forward-looking statements and (2) use caution and common sense when considering our forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER ENERGY SERVICES CORP.

/s/ Lorne E. Phillips
Lorne E. Phillips
Executive Vice President and Chief Financial Officer

Dated: July 22, 2020

EXHIBIT INDEX

Exhibit
Number	Exhibit Description
10.1	Consulting Agreement, dated as of July 17, 2020, by and between Pioneer Energy Services Corp. and Matthew S. Porter.
10.2	Separation Agreement and Release, dated as of July 17, 2020, by and between Pioneer Energy Services Corp. and Wm. Stacy Locke.
99.1	Press Release, dated July 22, 2020